Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED DECEMBER 31, 2018

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”)	13
Net Operating Income (“NOI”)	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 23
Unconsolidated Joint Ventures	24 - 26
Unconsolidated Funds Summary	27
Capital Structure	28
Debt Analysis	29
Debt Maturities	30

Selected Property Data
Portfolio Summary	31
Same Store Leased Occupancy	32 - 33
Top Tenants and Industry Diversification	34
Leasing Activity	35 - 36
Lease Expirations	37 - 40
Cash Basis Capital Expenditures	41 - 42

Definitions	43 - 44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) or the (“Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Andrew Rosivach	Daniel Ismail	Haendel St. Juste	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(212) 902-2796	(949) 640-8780	(212) 205-7860	(212) 761-7064
andrew.rosivach@gs.com	dismail@greenst.com	haendel.st.juste@us.mizuho-sc.com	vikram.malhotra@morganstanley.com

Frank Lee	Blaine Heck
UBS	Wells Fargo
(415) 352-5679	(443) 263-6529
frank-a.lee@ubs.com	blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2019
(Amounts per diluted share)	Low	High
Estimated net income attributable to common stockholders	$0.00	$0.04
Our share of real estate depreciation and amortization	0.88	0.88

Estimated Core FFO (1)	$0.88	$0.92

Operating Assumptions:
Leasing Activity (square feet)	600,000	900,000
PGRE’s share of Same Store Leased % (2) at year end	94.0%	96.0%
Increase in PGRE’s share of Same Store Cash NOI (2)	5.0%	7.0%
Increase in PGRE’s share of Same Store NOI (2)	1.0%	3.0%
Financial Assumptions (at share):
Estimated net income	$—	$10,000
Depreciation and amortization	228,000	228,000
General and administrative expenses	65,000	63,000
Interest and debt expense, including amortization deferred financing costs	136,000	134,000
Fee income, net of income taxes	(17,000)	(17,000)
Other, net (primarily interest income)	(5,000)	(5,000)

NOI (2)	407,000	413,000
Straight-line rent and above and below-market lease revenue, net	(44,000)	(46,000)

Cash NOI (2)	$363,000	$367,000

(1)

We are providing our Estimated Core FFO Guidance for the full year of 2019, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with GAAP. The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on February 13, 2019 and otherwise referenced during our conference call scheduled for February 14, 2019. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the straight-lining of rental income and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 43 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Net income (loss) attributable to common stockholders	$5,318	$(6,793)	$37,531	$9,147	$86,381
Per share - basic and diluted	$0.02	$(0.03)	$0.16	$0.04	$0.37
Core FFO attributable to common stockholders (1)	$59,290	$51,633	$57,748	$229,900	$210,072
Per share - diluted	$0.25	$0.22	$0.24	$0.96	$0.89
PGRE’s share of Cash NOI (1)	$92,761	$83,619	$88,717	$355,913	$331,985
PGRE’s share of NOI (1)	$106,294	$96,737	$104,858	$417,978	$392,644

Same Store Cash NOI	% Change
Three Months Ended December 31, 2018 vs. December 31, 2017	13.4%
Year Ended December 31, 2018 vs. December 31, 2017	10.3%

Same Store Cash NOI	% Change
Three Months Ended December 31, 2018 vs. December 31, 2017	12.8%
Year Ended December 31, 2018 vs. December 31, 2017	9.1%

PORTFOLIO STATISTICS

	As of
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Leased % (1)	96.4%	96.4%	96.4%	94.0%	93.5%

Same Store Leased %	% Change
December 31, 2018 vs. September 30, 2018	0.0%
December 31, 2018 vs. December 31, 2017	3.1%

COMMON SHARE DATA

	Three Months Ended
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Share Price:
High	$15.16	$16.05	$15.63	$15.89	$16.61
Low	$12.19	$14.83	$13.85	$13.70	$15.49
Closing (end of period)	$12.56	$15.09	$15.40	$14.24	$15.85

Dividends per common share	$0.100	$0.100	$0.100	$0.100	$0.095
Annualized dividends per common share	$0.400	$0.400	$0.400	$0.400	$0.380
Dividend yield (on closing share price)	3.2%	2.7%	2.6%	2.8%	2.4%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2018	December 31, 2017
ASSETS:
Real estate, at cost
Land	$2,065,206	$2,209,506
Buildings and improvements	6,036,445	6,119,969

	8,101,651	8,329,475
Accumulated depreciation and amortization	(644,639)	(487,945)

Real estate, net	7,457,012	7,841,530
Cash and cash equivalents	339,653	219,381
Restricted cash	25,756	31,044
Investments in unconsolidated joint ventures	78,863	44,762
Investments in unconsolidated real estate funds	10,352	7,253
Preferred equity investments, net	36,042	35,817
Marketable securities	22,660	29,039
Accounts and other receivables, net	20,076	17,082
Deferred rent receivable	267,456	220,826
Deferred charges, net	117,858	98,645
Intangible assets, net	270,445	352,206
Other assets	109,805	20,076

Total Assets	$8,755,978	$8,917,661

LIABILITIES:
Notes and mortgages payable, net	$3,566,917	$3,541,300
Revolving credit facility	—	—
Due to affiliates	—	27,299
Accounts payable and accrued expenses	124,334	117,630
Dividends and distributions payable	25,902	25,211
Intangible liabilities, net	95,991	130,028
Other liabilities	51,170	54,109

Total Liabilities	3,864,314	3,895,577

EQUITY:
Paramount Group, Inc. equity	4,000,800	4,176,741
Noncontrolling interests in:
Consolidated joint ventures	394,995	404,997
Consolidated real estate fund	66,887	14,549
Operating Partnership	428,982	425,797

Total Equity	4,891,664	5,022,084

Total Liabilities and Equity	$8,755,978	$8,917,661

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
REVENUES:
Property rentals	$149,654	$142,639	$148,359	$592,240	$554,907
Straight-line rent adjustments	13,390	10,924	15,688	59,061	54,453
Amortization of above and below-market leases, net	3,448	5,359	3,887	16,059	19,523

Rental income	166,492	158,922	167,934	667,360	628,883
Tenant reimbursement income	13,961	13,657	15,579	56,950	52,418
Fee income (see details on page 10)	5,676	4,374	4,079	18,629	24,212
Other income (see details on page 10)	4,546	3,304	5,004	16,022	13,454

Total revenues	190,675	180,257	192,596	758,961	718,967

EXPENSES:
Operating	67,643	68,440	69,811	274,078	266,136
Depreciation and amortization	63,684	67,894	64,610	258,225	266,037
General and administrative (see details on page 10)	13,285	16,953	14,452	57,563	61,577
Transaction related costs	608	976	450	1,471	2,027
Real estate impairment loss	—	—	—	46,000	—

Total expenses	145,220	154,263	149,323	637,337	595,777

Operating income	45,455	25,994	43,273	121,624	123,190

Income from unconsolidated joint ventures	537	1,042	472	3,468	20,185
Loss from unconsolidated real estate funds	(1)	(90)	(188)	(269)	(6,143)
Interest and other income (loss), net (see details on page 10)	1,229	2,951	2,778	8,117	(9,031)
Interest and debt expense (see details on page 10)	(37,657)	(36,194)	(37,105)	(147,653)	(143,762)
Loss on early extinguishment of debt	—	—	—	—	(7,877)
Gain on sale of real estate	—	—	36,845	36,845	133,989
Unrealized gain on interest rate swaps	—	—	—	—	1,802

Net income (loss) before income taxes	9,563	(6,297)	46,075	22,132	112,353
Income tax expense	(968)	(935)	(1,814)	(3,139)	(5,177)

Net income (loss)	8,595	(7,232)	44,261	18,993	107,176
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(2,662)	(664)	(2,713)	(8,182)	10,365
Consolidated real estate fund	(52)	398	(86)	(720)	(19,797)
Operating Partnership	(563)	705	(3,931)	(944)	(11,363)

Net income (loss) attributable to common stockholders	$5,318	$(6,793)	$37,531	$9,147	$86,381

Per diluted share	$0.02	$(0.03)	$0.16	$0.04	$0.37

Capitalized internal leasing costs	$1,377	$2,515	$1,169	$5,653	$7,003

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Fee Income:
Property management	$1,695	$1,521	$1,476	$6,163	$6,336
Asset management	2,257	1,959	2,222	7,912	8,581
Acquisition and disposition	1,410	725	—	3,160	7,770
Other	314	169	381	1,394	1,525

Total fee income	$5,676	$4,374	$4,079	$18,629	$24,212

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Other Income:
Lease termination income	$1,367	$274	$1,561	$2,985	$2,189
Other (primarily parking income and tenant requested services, including overtime heating and cooling)	3,179	3,030	3,443	13,037	11,265

Total other income	$4,546	$3,304	$5,004	$16,022	$13,454

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
General and Administrative:
Cash general and administrative	$11,086	$9,649	$9,132	$38,839	$39,045
Non-cash general and administrative - stock based compensation expense	4,401	3,100	4,330	19,646	14,792
Mark-to-market of deferred compensation plan liabilities (offset by a (decrease) increase in the mark-to-market of plan assets, which is included in “interest and other income (loss)”)	(2,202)	1,578	990	(922)	5,114
Severance costs	—	2,626	—	—	2,626

Total general and administrative	$13,285	$16,953	$14,452	$57,563	$61,577

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Interest and Other Income (Loss):
Preferred equity investment income (1)	$909	$860	$930	$3,655	$4,187
Interest and other income	2,522	513	858	5,384	1,256
Mark-to-market of deferred compensation plan assets (offset by a (decrease) increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	(2,202)	1,578	990	(922)	5,114
Valuation allowance on preferred equity investment (2)	—	—	—	—	(19,588)

Total interest and other income (loss), net	$1,229	$2,951	$2,778	$8,117	$(9,031)

(1)

Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $221, $210 and $227 for the three months ended December 31, 2018 and 2017, and September 30, 2018, respectively, and $890 and $1,029 for the years ended December 31, 2018 and 2017, respectively.

(2)

Represents the valuation allowance on 2 Herald Square, our preferred equity investment in PGRESS Equity Holdings, L.P., of which our 24.4% share is $4,780, and $14,808 was attributable to noncontrolling interest. In May 2018, the senior lender foreclosed out our interests and accordingly, we wrote off our preferred equity investment and the related valuation allowance.

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Interest and Debt Expense:
Interest expense	$34,901	$33,373	$34,353	$136,630	$132,574
Amortization of deferred financing costs	2,756	2,821	2,752	11,023	11,188

Total interest and debt expense	$37,657	$36,194	$37,105	$147,653	$143,762

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$8,595	$(7,232)	$44,261	$18,993	$107,176
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	65,832	69,915	66,533	266,236	273,938
Real estate impairment loss	—	—	—	46,000	—
Gain on sale of depreciable real estate	—	—	(36,845)	(36,845)	(110,583)

FFO (1)	74,427	62,683	73,949	294,384	270,531
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,143)	(9,965)	(12,432)	(45,622)	(19,748)
Consolidated real estate fund	(52)	398	(86)	(720)	(20,132)

FFO attributable to Paramount Group Operating Partnership	62,232	53,116	61,431	248,042	230,651
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,961)	(4,995)	(5,825)	(23,577)	(25,093)

FFO attributable to common stockholders (1)	$56,271	$48,121	$55,606	$224,465	$205,558

Per diluted share	$0.24	$0.20	$0.23	$0.94	$0.87

FFO	$74,427	$62,683	$73,949	$294,384	$270,531
Non-core items:

Our share of earnings from 712 Fifth Avenue in excess of distributions received and (distributions in excess of earnings)	2,646	176	398	2,727	(14,205)
Transaction related costs	608	976	450	1,471	2,027
Realized and unrealized loss from unconsolidated real estate funds	85	99	270	560	6,380
“Sting” taxes in connection with the sale of real estate	—	—	1,248	1,248	—
Severance costs	—	2,626	—	—	2,626
Valuation allowance on preferred equity investment	—	—	—	—	19,588
After-tax net gain on sale of residential condominium land parcel	—	—	—	—	(21,568)
Loss on early extinguishment of debt	—	—	—	—	7,877
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	—	—	—	(2,750)

Core FFO (1)	77,766	66,560	76,315	300,390	270,506
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,143)	(9,965)	(12,432)	(45,622)	(35,022)
Consolidated real estate fund	(52)	398	(86)	(720)	156

Core FFO attributable to Paramount Group Operating Partnership	65,571	56,993	63,797	254,048	235,640
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(6,281)	(5,360)	(6,049)	(24,148)	(25,568)

Core FFO attributable to common stockholders (1)	$59,290	$51,633	$57,748	$229,900	$210,072

Per diluted share	$0.25	$0.22	$0.24	$0.96	$0.89

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	237,036,494	239,997,181	240,447,921	239,526,694	236,372,801
Effect of dilutive securities	40,746	37,360	41,217	28,942	28,747

Denominator for FFO and Core FFO per diluted share	237,077,240	240,034,541	240,489,138	239,555,636	236,401,548

(1)	See page 43 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Reconciliation of Core FFO to FAD:
Core FFO	$77,766	$66,560	$76,315	$300,390	$270,506
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	4,401	3,100	4,330	19,646	14,792
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,830	2,895	2,824	11,316	11,645
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,286)	(5,196)	(3,724)	(15,408)	(18,912)
Expenditures to maintain assets	(5,125)	(8,623)	(2,858)	(14,181)	(19,038)
Second generation tenant improvements and leasing commissions	(46,027)	(10,744)	(27,993)	(109,395)	(50,717)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(13,320)	(10,765)	(15,752)	(59,122)	(54,886)

FAD (1)	17,239	37,227	33,142	133,246	153,390
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(5,785)	(5,687)	(5,503)	(24,415)	(17,124)
Consolidated real estate fund	(52)	407	(86)	(720)	164

FAD attributable to Paramount Group Operating Partnership	11,402	31,947	27,553	108,111	136,430
Less FAD attributable to noncontrolling interests in Operating Partnership	(1,092)	(3,005)	(2,612)	(10,255)	(14,840)

FAD attributable to common stockholders (1) (2)	$10,310	$28,942	$24,941	$97,856	$121,590

Dividends declared on common stock	$23,356	$22,841	$24,046	$95,506	$90,266

(1)	See page 43 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$8,595	$(7,232)	$44,261	$18,993	$107,176
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share of unconsolidated joint ventures)	65,832	69,915	66,533	266,236	273,938
Interest and debt expense (including our share of unconsolidated joint ventures)	39,406	37,869	38,835	154,498	150,593
Income tax expense (including our share of unconsolidated joint ventures)	968	935	1,814	3,140	5,177
Real estate impairment loss	—	—	—	46,000	—
Gain on sale of depreciable real estate	—	—	(36,845)	(36,845)	(110,583)

EBITDAre (1)	114,801	101,487	114,598	452,022	426,301
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(18,832)	(16,684)	(19,128)	(72,215)	(43,564)
Consolidated real estate fund	(52)	398	(115)	(721)	(20,130)

PGRE’s share of EBITDAre (1)	$95,917	$85,201	$95,355	$379,086	$362,607

EBITDAre	$114,801	$101,487	$114,598	$452,022	$426,301
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Transaction related costs	608	976	450	1,471	2,027
Our share of earnings from 712 Fifth Avenue in excess of distributions received and (distributions in excess of earnings)	2,646	176	398	2,727	(14,205)
EBITDAre from real estate funds	(10)	554	142	(404)	5,926
Severance costs	—	2,626	—	—	2,626
Pre-tax net gain on sale of residential condominium land parcel	—	—	—	—	(23,406)
Valuation allowance on preferred equity investment	—	—	—	—	19,588
Loss on early extinguishment of debt	—	—	—	—	7,877
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	—	—	—	(2,750)

Adjusted EBITDAre (1)	118,045	105,819	115,588	455,816	423,984
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(18,832)	(16,685)	(19,128)	(72,215)	(58,838)
Consolidated real estate fund	—	—	—	—	384

PGRE’s share of Adjusted EBITDAre (1)	$99,213	$89,134	$96,460	$383,601	$365,530

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2018	December 31, 2017	September 30, 2018	December 31, 2018	December 31, 2017
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$8,595	$(7,232)	$44,261	$18,993	$107,176
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	63,684	67,894	64,610	258,225	266,037
General and administrative	13,285	16,953	14,452	57,563	61,577
Interest and debt expense	37,657	36,194	37,105	147,653	143,762
Loss on early extinguishment of debt	—	—	—	—	7,877
Transaction related costs	608	976	450	1,471	2,027
Income tax expense	968	935	1,814	3,139	5,177
NOI from unconsolidated joint ventures	6,973	4,869	4,448	20,730	19,643
Income from unconsolidated joint ventures	(537)	(1,042)	(472)	(3,468)	(20,185)
Loss from unconsolidated real estate funds	1	90	188	269	6,143
Fee income	(5,676)	(4,374)	(4,079)	(18,629)	(24,212)
Interest and other (income) loss, net	(1,229)	(2,951)	(2,778)	(8,117)	9,031
Real estate impairment loss	—	—	—	46,000	—
Gain on sale of real estate	—	—	(36,845)	(36,845)	(133,989)
Unrealized gain on interest rate swaps	—	—	—	—	(1,802)

NOI (1)	124,329	112,312	123,154	486,984	448,262
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,026)	(15,928)	(18,303)	(69,017)	(55,464)
Consolidated real estate fund	(9)	353	7	11	(154)

PGRE’s share of NOI (1)	$106,294	$96,737	$104,858	$417,978	$392,644

NOI (1)	$124,329	$112,312	$123,154	$486,984	$448,262
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(13,320)	(10,765)	(15,752)	(59,122)	(54,886)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,286)	(5,196)	(3,724)	(15,408)	(18,912)

Cash NOI (1)	107,723	96,351	103,678	412,454	374,464
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(14,953)	(13,085)	(14,968)	(56,552)	(42,325)
Consolidated real estate fund	(9)	353	7	11	(154)

PGRE’s share of Cash NOI (1)	$92,761	$83,619	$88,717	$355,913	$331,985

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended December 31, 2018
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$8,595	$10,151	$2,301	$8,460	$(12,317)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	63,684	39,578	2,402	20,953	751
General and administrative	13,285	—	—	—	13,285
Interest and debt expense	37,657	23,774	—	12,384	1,499
Transaction related costs	608	—	—	—	608
Income tax expense (benefit)	968	—	—	(1)	969
NOI from unconsolidated joint ventures	6,973	6,881	—	—	92
Income from unconsolidated joint ventures	(537)	(508)	—	—	(29)
Loss from unconsolidated real estate funds	1	—	—	—	1
Fee income	(5,676)	—	—	—	(5,676)
Interest and other income, net	(1,229)	—	—	(209)	(1,020)

NOI (1)	124,329	79,876	4,703	41,587	(1,837)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,026)	—	—	(18,026)	—
Consolidated real estate fund	(9)	—	—	—	(9)

PGRE’s share of NOI for the three months ended December 31, 2018	$106,294	$79,876	$4,703	$23,561	$(1,846)

PGRE’s share of NOI for the three months ended December 31, 2017	$96,737	$67,668	$9,266	$20,834	$(1,031)

NOI (1)	$124,329	$79,876	$4,703	$41,587	$(1,837)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(13,320)	(10,892)	110	(2,516)	(22)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,286)	530	20	(3,836)	—

Cash NOI (1)	107,723	69,514	4,833	35,235	(1,859)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(14,953)	—	—	(14,953)	—
Consolidated real estate fund	(9)	—	—	—	(9)

PGRE’s share of Cash NOI for the three months ended December 31, 2018	$92,761	$69,514	$4,833	$20,282	$(1,868)

PGRE’s share of Cash NOI for the three months ended December 31, 2017	$83,619	$60,063	$9,028	$15,586	$(1,058)

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Year Ended December 31, 2018
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$18,993	$35,209	$5,578	$30,223	$(52,017)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	258,225	154,820	17,357	83,346	2,702
General and administrative	57,563	—	—	—	57,563
Interest and debt expense	147,653	93,359	—	49,207	5,087
Transaction related costs	1,471	—	—	—	1,471
Income tax expense	3,139	—	—	9	3,130
NOI from unconsolidated joint ventures	20,730	20,395	—	—	335
Income from unconsolidated joint ventures	(3,468)	(3,383)	—	—	(85)
Loss from unconsolidated real estate funds	269	—	—	—	269
Fee income	(18,629)	—	—	—	(18,629)
Interest and other income, net	(8,117)	—	(181)	(757)	(7,179)
Real estate impairment loss	46,000	—	46,000	—	—
Gain on sale of real estate	(36,845)	—	(36,845)	—	—

NOI (1)	486,984	300,400	31,909	162,028	(7,353)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(69,017)	—	—	(69,017)	—
Consolidated real estate funds	11	—	—	—	11

PGRE’s share of NOI for the year ended December 31, 2018	$417,978	$300,400	$31,909	$93,011	$(7,342)

PGRE’s share of NOI for the year ended December 31, 2017	$392,644	$268,836	$44,801	$85,307	$(6,300)

NOI (1)	$486,984	$300,400	$31,909	$162,028	$(7,353)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(59,122)	(41,151)	(1,712)	(16,252)	(7)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(15,408)	2,154	(1,407)	(16,155)	—

Cash NOI (1)	412,454	261,403	28,790	129,621	(7,360)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(56,552)	—	—	(56,552)	—
Consolidated real estate funds	11	—	—	—	11

PGRE’s share of Cash NOI for the year ended December 31, 2018	$355,913	$261,403	$28,790	$73,069	$(7,349)

PGRE’s share of Cash NOI for the year ended December 31, 2017	$331,985	$235,280	$41,629	$61,398	$(6,322)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2018
SAME STORE CASH NOI(1)	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of Cash NOI for the three months ended December 31, 2018	$92,761	$69,514	$4,833	$20,282	$(1,868)
Acquisitions	—	—	—	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,553)	(3,254)	—	(299)	—
Other, net	90	90	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended December 31, 2018	$89,298	$66,350	$4,833	$19,983	$(1,868)

	Three Months Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of Cash NOI for the three months ended December 31, 2017	$83,619	$60,063	$9,028	$15,586	$(1,058)
Acquisitions	—	—	—	—	—
Dispositions (2)	(4,469)	—	(4,469)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(388)	(191)	—	(197)	—
Other, net	5	6	—	(1)	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended December 31, 2017	$78,767	$59,878	$4,559	$15,388	$(1,058)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$10,531	$6,472	$274	$4,595	$(810)
% Increase	13.4%	10.8%	6.0%	29.9%

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of Cash NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2018
SAME STORE NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of NOI for the three months ended December 31, 2018	$106,294	$79,876	$4,703	$23,561	$(1,846)
Acquisitions	—	—	—	—	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(3,553)	(3,254)	—	(299)	—
Other, net	90	90	—	—	—

PGRE’s share of Same Store NOI (1) for the three months ended December 31, 2018	$102,831	$76,712	$4,703	$23,262	$(1,846)

	Three Months Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of NOI for the three months ended December 31, 2017	$96,737	$67,668	$9,266	$20,834	$(1,031)
Acquisitions	—	—	—	—	—
Dispositions (2)	(4,640)	—	(4,640)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(388)	(191)	—	(197)	—
Other, net	(509)	(4)	—	(505)	—

PGRE’s share of Same Store NOI (1) for the three months ended December 31, 2017	$91,200	$67,473	$4,626	$20,132	$(1,031)

Increase (decrease) in PGRE’s share of Same Store NOI	$11,631	$9,239	$77	$3,130	$(815)
% Increase	12.8%	13.7%	1.7%	15.5%

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of NOI attributable to sold properties (2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Year Ended December 31, 2018
SAME STORE CASH NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of Cash NOI for the year ended December 31, 2018	$355,913	$261,403	$28,790	$73,069	$(7,349)
Acquisitions (2)	(4,188)	(215)	—	(3,973)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(4,303)	(3,526)	—	(777)	—
Other, net	320	316	—	4	—

PGRE’s share of Same Store Cash NOI (1) for the year ended December 31, 2018	$347,742	$257,978	$28,790	$68,323	$(7,349)

	Year Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of Cash NOI for the year ended December 31, 2017	$331,985	$235,280	$41,629	$61,398	$(6,322)
Acquisitions	—	—	—	—	—
Dispositions (3)	(14,160)	—	(14,160)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,381)	(1,097)	—	(1,284)	—
Other, net	(50)	50	—	23	(123)

PGRE’s share of Same Store Cash NOI (1) for the year ended December 31, 2017	$315,394	$234,233	$27,469	$60,137	$(6,445)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$32,348	$23,745	$1,321	$8,186	$(904)
% Increase	10.3%	10.1%	4.8%	13.6%

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of Cash NOI attributable to acquired properties (60 Wall Street in New York and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)

Represents our share of Cash NOI attributable to sold properties (Waterview, 2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Year Ended December 31, 2018
SAME STORE NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of NOI for the year ended December 31, 2018	$417,978	$300,400	$31,909	$93,011	$(7,342)
Acquisitions (2)	(5,254)	(173)	—	(5,081)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(4,303)	(3,526)	—	(777)	—
Other, net	320	316	—	4	—

PGRE’s share of Same Store NOI (1) for the year ended December 31, 2018	$408,741	$297,017	$31,909	$87,157	$(7,342)

	Year Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of NOI for the year ended December 31, 2017	$392,644	$268,836	$44,801	$85,307	$(6,300)
Acquisitions	—	—	—	—	—
Dispositions (3)	(14,480)	—	(14,480)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,381)	(1,097)	—	(1,284)	—
Other, net	(1,053)	234	—	(1,164)	(123)

PGRE’s share of Same Store NOI (1) for the year ended December 31, 2017	$374,730	$267,973	$30,321	$82,859	$(6,423)

Increase (decrease) in PGRE’s share of Same Store NOI	$34,011	$29,044	$1,588	$4,298	$(919)
% Increase	9.1%	10.8%	5.2%	5.2%

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of NOI attributable to acquired properties (60 Wall Street in New York and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)

Represents our share of NOI attributable to sold properties (Waterview, 2099 Pennsylvania Avenue and 425 Eye Street in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2018					As of December 31, 2017
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	50	PGRESS	Residential	Total	One	50	PGRESS	Residential
	Consolidated	Market	Beale	Equity	Development	Consolidated	Market	Beale	Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	31.1%	24.4%	7.4%
ASSETS:
Real estate, net	$1,699,618	$1,223,388	$476,230	$—	$—	$1,726,800	$1,246,427	$480,373	$—	$—
Cash and cash equivalents	54,268	33,976	19,933	359	3,648	46,839	24,658	21,792	389	656
Restricted cash	5,534	5,534	—	—	—	8,163	8,163	—	—	—
Preferred equity investments, net	36,042	—	—	36,042	—	35,817	—	—	35,817	—
Investments in unconsolidated joint ventures	—	—	—	—	52,923	—	—	—	—	16,031
Accounts and other receivables, net	1,982	903	1,079	—	125	2,548	1,423	1,125	—	2
Deferred rent receivable	51,926	46,646	5,280	—	—	44,000	43,332	668	—	—
Deferred charges, net	14,160	9,433	4,727	—	—	8,123	7,508	615	—	—
Intangible assets, net	45,818	29,398	16,420	—	—	66,112	39,421	26,691	—	—
Other assets	949	752	197	—	15,686	908	747	161	—	10

Total Assets	$1,910,297	$1,350,030	$523,866	$36,401	$72,382	$1,939,310	$1,371,679	$531,425	$36,206	$16,699

LIABILITIES:
Notes and mortgages payable, net	$1,197,644	$969,644	$228,000	$—	$—	$1,196,607	$968,607	$228,000	$—	$—
Accounts payable and accrued expenses	24,163	17,716	6,395	52	20	21,134	14,876	6,205	53	62
Intangible liabilities, net	31,582	26,156	5,426	—	—	46,365	36,793	9,572	—	—
Other liabilities	5	2	3	—	—	156	149	7	—	—

Total Liabilities	1,253,394	1,013,518	239,824	52	20	1,264,262	1,020,425	243,784	53	62

EQUITY:
Paramount Group, Inc. equity	261,908	164,958	87,577	9,373	5,475	270,051	172,182	88,695	9,174	2,088
Noncontrolling interests	394,995	171,554	196,465	26,976	66,887	404,997	179,072	198,946	26,979	14,549

Total Equity	656,903	336,512	284,042	36,349	72,362	675,048	351,254	287,641	36,153	16,637

Total Liabilities and Equity	$1,910,297	$1,350,030	$523,866	$36,401	$72,382	$1,939,310	$1,371,679	$531,425	$36,206	$16,699

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2018					Three Months Ended December 31, 2017
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One			Residential	Total	One			Residential
	Consolidated	Market	50 Beale	PGRESS Equity	Development	Consolidated	Market	50 Beale	PGRESS Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
Total revenues	$45,046	$33,293	$11,753	$—	$10	$41,416	$32,658	$8,758	$—	$—
Total operating expenses	11,710	8,382	3,328	—	—	11,325	8,351	2,974	—	452

Net operating income (loss)	33,336	24,911	8,425	—	10	30,091	24,307	5,784	—	(452)
Depreciation and amortization	(16,574)	(10,833)	(5,741)	—	—	(16,495)	(11,542)	(4,953)	—	—
Interest and other income (loss), net	1,118	152	57	909	1	981	60	61	860	(53)
Interest and debt expense	(12,384)	(10,304)	(2,080)	—	—	(12,383)	(10,303)	(2,080)	—	—
Income from unconsolidated joint ventures	—	—	—	—	—	—	—	—	—	49

Net income (loss) before income taxes	5,496	3,926	661	909	11	2,194	2,522	(1,188)	860	(456)
Income tax benefit (expense)	1	—	1	—	—	7	9	(2)	—	—

Net income (loss)	$5,497	$3,926	$662	$909	$11	$2,201	$2,531	$(1,190)	$860	$(456)

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%

Net income (loss)	$2,331	$1,919	$191	$221	$(41)	$1,067	$1,244	$(387)	$210	$(66)
Add: Management fee income	504	162	342	—	—	470	149	321	—	8

PGRE’s share of net income (loss)	2,835	2,081	533	221	(41)	1,537	1,393	(66)	210	(58)
Add: Real estate depreciation and amortization	7,093	5,309	1,784	—	—	7,194	5,652	1,542	—	—

FFO/CoreFFO (1)	$9,928	$7,390	$2,317	$221	$(41)	$8,731	$7,045	$1,476	$210	$(58)

Noncontrolling interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%

Net income (loss)	$3,166	$2,007	$471	$688	$52	$1,134	$1,287	$(803)	$650	$(390)
Less: Management fee expense	(504)	(162)	(342)	—	—	(470)	(149)	(321)	—	(8)

Net income (loss) attributable to noncontrolling interests	2,662	1,845	129	688	52	664	1,138	(1,124)	650	(398)
Add: Real estate depreciation and amortization	9,481	5,524	3,957	—	—	9,301	5,890	3,411	—	—

FFO/CoreFFO (1)	$12,143	$7,369	$4,086	$688	$52	$9,965	$7,028	$2,287	$650	$(398)

(1)	See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2018					Year Ended December 31, 2017
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One			Residential	Total	One			Residential
	Consolidated	Market	50 Beale	PGRESS Equity	Development	Consolidated	Market	50 Beale	PGRESS Equity	Development
	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund
Total revenues	$173,804	$131,414	$42,390	$—	$19	$143,934	$127,844	$16,090	$—	$1,338
Total operating expenses	45,111	32,286	12,825	—	10	36,708	31,149	5,559	—	953

Net operating income	128,693	99,128	29,565	—	9	107,226	96,695	10,531	—	385
Depreciation and amortization	(65,789)	(44,040)	(21,749)	—	—	(55,859)	(46,777)	(9,082)	—	(359)
Interest and other income (loss), net	4,412	502	255	3,655	686	(15,092)	196	113	(15,401)	76
Interest and debt expense	(49,207)	(40,885)	(8,322)	—	—	(45,366)	(41,563)	(3,803)	—	—
Loss on early extinguishment of debt	—	—	—	—	—	(2,715)	(2,715)	—	—	—
Gain on sale of land parcel	—	—	—	—	—	—	—	—	—	23,406 (2)
Income from unconsolidated joint ventures	—	—	—	—	(18)	—	—	—	—	182
Unrealized gain on interest rate swaps	—	—	—	—	—	1,802	1,802	—	—	—

Net income (loss) before income taxes	18,109	14,705	(251)	3,655	677	(10,004)	7,638	(2,241)	(15,401)	23,690
Income tax (expense) benefit	(9)	(2)	(7)	—	(1)	1	4	(3)	—	(2)

Net income (loss)	$18,100	$14,703	$(258)	$3,655	$676	$(10,003)	$7,642	$(2,244)	$(15,401)	$23,688

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$7,933	$7,196	$(153)	$890	$(48)	$(779)	$3,700	$(728)	$(3,751)	$3,518
Add: Management fee income	1,985	653	1,332	—	4	1,141	553	588	—	358

PGRE’s share of net income (loss)	9,918	7,849	1,179	890	(44)	362	4,253	(140)	(3,751)	3,876
Add: Real estate depreciation and amortization	28,349	21,580	6,769	—	—	25,746	22,921	2,825	—	40

FFO (3)	38,267	29,429	7,948	890	(44)	26,108	27,174	2,685	(3,751)	3,916
Add: Valuation allowance on preferred equity investment	—	—	—	—	—	4,780	—	—	4,780	—
Add: Loss on early extinguishment of debt	—	—	—	—	—	1,330	1,330	—	—	—
Less: Gain on sale of land parcel	—	—	—	—	—	—	—	—	—	(3,118)
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(883)	(883)	—	—	—

Core FFO (3)	$38,267	$29,429	$7,948	$890	$(44)	$31,335	$27,621	$2,685	$1,029	$798

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$10,167	$7,507	$(105)	$2,765	$724	$(9,224)	$3,942	$(1,516)	$(11,650)	$20,170
Less: Management fee expense	(1,985)	(653)	(1,332)	—	(4)	(1,141)	(553)	(588)	—	(358)

Net income (loss) attributable to noncontrolling	8,182	6,854	(1,437)	2,765	720	(10,365)	3,389	(2,104)	(11,650)	19,812
Add: Real estate depreciation and amortization	37,440	22,460	14,980	—	—	30,113	23,856	6,257	—	319

FFO (3)	45,622	29,314	13,543	2,765	720	19,748	27,245	4,153	(11,650)	20,131
Add: Valuation allowance on preferred equity investment	—	—	—	—	—	14,808	—	—	14,808	—
Add: Loss on early extinguishment of debt	—	—	—	—	—	1,385	1,385	—	—	—
Less: Gain on sale of land parcel	—	—	—	—	—	—	—	—	—	(20,288)
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(919)	(919)	—	—	—

Core FFO (3)	$45,622	$29,314	$13,543	$2,765	$720	$35,022	$27,711	$4,153	$3,158	$(157)

(1)	Acquired on July 17, 2017.
(2)	Represents the gain on sale of an 80.0% equity interest in One Steuart Lane (formerly 75 Howard Street), of which our share, net of income taxes, was $1,661.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2018				As of December 31, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street	Other (1)	Total	Fifth Avenue	Street	Other (1)
PGRE Ownership		50.0%	5.0%	Various		50.0%	5.0%	Various
ASSETS:
Real estate, net	$1,236,989	$202,289	$852,951	$181,749	$1,196,116	$202,040	$873,142	$120,934
Cash and cash equivalents	48,076	28,911	17,512	1,653	52,132	31,511	18,642	1,979
Restricted cash	2,758	2,526	—	232	4,726	4,726	—	—
Accounts and other receivables, net	6,329	6,329	—	—	296	296	—	—
Deferred rent receivable	15,206	13,618	1,588	—	15,446	13,456	1,990	—
Deferred charges, net	6,575	6,575	—	—	7,848	7,848	—	—
Intangible assets, net	97,658	—	97,658	—	126,422	—	126,422	—
Other assets	12,608	7,770	35	4,803	1,148	197	105	846

Total Assets	$1,426,199	$268,018	$969,744	$188,437	$1,404,134	$260,074	$1,020,301	$123,759

LIABILITIES:
Notes and mortgages payable, net	$887,882	$296,543	$569,536	$21,803	$886,902	$296,132	$567,799	$22,971
Accounts payable and accrued expenses	18,734	6,251	7,631	4,852	12,560	4,435	7,382	743
Other liabilities	3,576	445	850	2,281	1,636	180	850	606

Total Liabilities	910,192	303,239	578,017	28,936	901,098	300,747	576,031	24,320

EQUITY:
Total Equity	516,007	(35,221)	391,727	159,501	503,036	(40,673)	444,270	99,439

Total Liabilities and Equity	$1,426,199	$268,018	$969,744	$188,437	$1,404,134	$260,074	$1,020,301	$123,759

(1)	Represents Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2018				Three Months Ended December 31, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street	Other (1)	Total	Fifth Avenue	Street	Other (1)
Total revenues	$40,760	$18,941	$20,630	$1,189	$36,653	$14,296	$20,412	$1,945
Total operating expenses	13,538	6,567	6,774	197	13,983	6,173	6,994	816

Net operating income	27,222	12,374	13,856	992	22,670	8,123	13,418	1,129
Depreciation and amortization	(12,258)	(3,120)	(9,033)	(105)	(12,201)	(3,066)	(9,033)	(102)
Interest and other income, net	243	210	33	—	139	82	55	2
Interest and debt expense	(10,414)	(2,702)	(7,449)	(263)	(8,913)	(2,702)	(5,943)	(268)

Net income (loss) before income taxes	4,793	6,762	(2,593)	624	1,695	2,437	(1,503)	761
Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$4,793	$6,762	$(2,593)	$624	$1,695	$2,437	$(1,503)	$761

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	5.0%	Various

Net income (loss)	$3,308	$3,381	$(130)	$57	$1,245	$1,218	$(71)	$98
Less: Step-up basis adjustment	(125)	—	(97)	(28)	(27)	—	—	(27)
Less: Earnings in excess of distributions	(2,646)	(2,646)	—	—	(176)	(176)	—	—

PGRE’s share of net income (loss)	537	735	(227)	29	1,042	1,042	(71)	71
Less: Noncontrolling interests	—	—	—	—	(45)	—	—	(45)
Add: Real estate depreciation and amortization	2,148	1,560	549	39	2,021	1,533	452	36

FFO (2)	2,685	2,295	322	68	3,018	2,575	381	62
Add: Earnings in excess of distributions	2,646	2,646	—	—	176	176	—	—

Core FFO (2)	$5,331	$4,941	$322	$68	$3,194	$2,751	$381	$62

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	95.0%	Various

Net income (loss)	$1,485	$3,381	$(2,463)	$567	$450	$1,219	$(1,432)	$663
Add: Real estate depreciation and amortization	10,138	1,560	8,484	94	10,207	1,533	8,581	93

FFO/Core FFO (2)	11,623	4,941	6,021	661	10,657	2,752	7,149	756

(1)	Represents Oder-Center, Germany and One Steuart Lane.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2018				Year Ended December 31, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street (1)	Other (2)	Total	Fifth Avenue	Street (1)	Other (2)
Total revenues	$147,480	$60,387	$82,221	$4,872	$140,426	$57,536	$76,388	$6,502
Total operating expenses	53,417	25,127	27,087	1,203	51,390	24,438	24,727	2,225

Net operating income	94,063	35,260	55,134	3,669	89,036	33,098	51,661	4,277
Depreciation and amortization	(48,452)	(11,908)	(36,133)	(411)	(46,409)	(12,128)	(33,899)	(382)
Interest and other income, net	803	626	176	1	381	222	150	9
Interest and debt expense	(39,406)	(10,722)	(27,638)	(1,046)	(33,461)	(11,353)	(21,080)	(1,028)
Unrealized gain on interest rate swaps	—	—	—	—	1,896	1,896	—	—

Net income (loss) before income taxes	7,008	13,256	(8,461)	2,213	11,443	11,735	(3,168)	2,876
Income tax expense	(10)	—	—	(10)	(2)	—	—	(2)

Net income (loss)	$6,998	$13,256	$(8,461)	$2,203	$11,441	$11,735	$ (3,168)	$2,874

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	5.0%	Various
Net income (loss)	$6,403	$6,628	$(421)	$196	$6,083	$5,867	$(152)	$368
Less: Step-up basis adjustment	(208)	—	(97)	(111)	(103)	—	—	(103)
Less: (Earnings in excess of distributions) and distributions in excess of earnings	(2,727)	(2,727)	—	—	14,205	14,205	—	—

PGRE’s share of net income (loss)	3,468	3,901	(518)	85	20,185	20,072	(152)	265
Less: Noncontrolling interests	—	—	—	—	(164)	—	—	(164)
Add: Real estate depreciation and amortization	8,011	5,954	1,907	150	7,901	6,064	1,698	139

FFO (3)	11,479	9,855	1,389	235	27,922	26,136	1,546	240
Add: Earnings in excess of distributions and (distributions in excess of earnings)	2,727	2,727	—	—	(14,205)	(14,205)	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(948)	(948)	—	—

Core FFO (3)	$14,206	$12,582	$1,389	$235	$12,769	$10,983	$1,546	$240

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	95.0%	Various
Net income (loss)	$595	$6,628	$(8,040)	$2,007	$5,358	$5,868	$(3,016)	$2,506
Add: Real estate depreciation and amortization	40,552	5,954	34,226	372	38,611	6,064	32,201	346

FFO (3)	41,147	12,582	26,186	2,379	43,969	11,932	29,185	2,852
Less: Unrealized gain on interest rate swaps	—	—	—	—	(948)	(948)	—	—

Core FFO (3)	$41,147	$12,582	$26,186	$2,379	$43,021	$10,984	$29,185	$2,852

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and One Steuart Lane.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited and in thousands)

Debt Funds:

Paramount Group Real Estate Fund VIII L.P. (Fund VIII)

The following is a summary of Fund VIII and our ownership interests in the  underlying investments, as of December 31, 2018.

		PGRE Ownership	Fixed / Variable rate	Interest Rate	Maturity	Face Amount		Fair Value
Investments	Investment Type					Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000	$645	$50,247	$648
700 Eighth Avenue	Mortgage and Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	8.38%	Jul-2020	70,000	903	69,729	899
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000	710	55,375	714
Other	Mortgage and Mezzanine Loans/ Preferred Equity	1.3%	Various	5.50% - 9.61%	Oct-2019 to Dec-2027	435,308	5,617	433,930	5,598

						$610,308	$7,875	$609,281	$7,859

	Total	Our Share
Committed capital	$775,200	$10,000
Invested and/or reserved for future funding	(688,841)	(8,886)

Available for future investments	$86,359	$1,114

Paramount Group Real Estate Fund X L.P. (Fund X)

In December 2018, we completed an initial closing of Fund X with $167,000,000 in  capital commitments, including $10,000,000 from us.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of December 31, 2018
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,599,800
$1.0 billion Revolving Credit Facility (2)			—

			3,599,800
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza and 50 Beale Street)			(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 60 Wall Street and Oder-Center, Germany)			180,879

PGRE’s share of total debt (3)			3,126,337

	Shares / Units Outstanding	Share Price as of December 31, 2018
Equity:
Common stock (4)	233,135,704	$12.56	2,928,184
Operating Partnership units	25,127,003	12.56	315,595

Total equity	258,262,707	12.56	3,243,779

Total Market Capitalization			$6,370,116

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)

On January 10, 2018, we amended and extended our revolving credit facility. The maturity date of our revolving credit facility was extended from November 2018 to January 2022, with two six-month extension options, and the capacity was increased to $1.0 billion from $800 million.

(3)	See page 43 for our definition of this measure.
(4)

On August 1, 2017, we received authorization from our Board of Directors to repurchase up to $200.0 million of our common stock from time to time, in the open market or in privately negotiated transactions. As of December 31, 2018, we have repurchased an aggregate of 7.56 million shares, or $105.4 million of our common stock, at a weighted average price of $13.95 per share. We currently have $94.6 million available for future repurchases. The amount and timing of future repurchases, if any, will depend on a number of factors, including, the price and availability of our shares, trading volume and general market conditions. The stock repurchase program may be suspended or discontinued at any time.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$1,046,800	3.56%	$1,000,000	3.54%	$46,800	4.10%
1301 Avenue of the Americas	850,000	3.51%	500,000	3.05%	350,000	4.18%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza	975,000	4.03%	975,000	4.03%	—	—
50 Beale Street	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility (1)	—	—	—	—	—	—

Total consolidated debt	3,599,800	3.72%	3,203,000	3.66%	396,800	4.17%
Noncontrolling interests’ share	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt (2)	$2,945,458	3.67%	$2,548,658	3.59%	$396,800	4.17%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$—	—
60 Wall Street	575,000	4.91%	—	—	575,000	4.91%
Oder-Center, Germany	21,803	4.62%	21,803	4.62%	—	—

Total unconsolidated debt	896,803	4.39%	321,803	3.47%	575,000	4.91%

Joint venture partners’ share	(715,924)	4.58%	(169,732)	3.53%	(546,192)	4.91%

PGRE’s share of unconsolidated debt (2)	$180,879	3.65%	$152,071	3.41%	$28,808	4.91%

PGRE’s share of Total Debt (2)	$3,126,337	3.67%	$2,700,729	3.58%	$425,608	4.22%

	Required	Actual
Revolving Credit Facility Covenants: (3)
Total Debt / Total Assets	Less than 60%	38.1%
Secured Debt / Total Assets	Less than 50%	38.1%
Fixed Charge Coverage	Greater than 1.5x	3.8	x
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%
Unencumbered Interest Coverage	Greater than 1.75x	24.1	x

	Amount	%
Debt Composition:
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,548,658
PGRE’s unconsolidated fixed rate debt	152,071

Total fixed rate debt	2,700,729	86.4%

Variable rate debt:
PGRE’s consolidated variable rate debt	396,800
PGRE’s unconsolidated variable rate debt	28,808

Total variable rate debt	425,608	13.6%

PGRE’s share of Total Debt (2)	$3,126,337	100.0%

(1)	On January 10, 2018, we amended and extended our revolving credit facility.
(2)	See page 43 for our definition of this measure.
(3)

This section presents ratios as of December 31, 2018 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

	2019	2020	2021	2022	2023	Thereafter	Total
Consolidated Debt:
1301 Avenue of the Americas	$—	$—	$850,000	$—	$—	$—	$850,000
50 Beale Street	—	—	228,000	—	—	—	228,000
1633 Broadway	—	—	—	1,046,800	—	—	1,046,800
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	1,078,000	1,046,800	—	1,475,000	3,599,800
Noncontrolling interests’ share	—	—	(157,092)	—	—	(497,250)	(654,342)

PGRE’s share of consolidated debt (1)	$—	$—	$920,908	$1,046,800	$—	$977,750	$2,945,458

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
60 Wall Street	—	—	—	575,000	—	—	575,000
Oder - Center, Germany	—	—	—	21,803	—	—	21,803

Total unconsolidated debt	—	—	—	596,803	—	300,000	896,803
Joint venture partners’ share	—	—	—	(565,924)	—	(150,000)	(715,924)

PGRE’s share of unconsolidated debt (1)	$—	$—	$—	$30,879	$—	$150,000	$180,879

PGRE’s share of total debt (1)	$—	$—	$920,908	$1,077,679	$—	$1,127,750	$3,126,337

Weighted average rate	—%	—%	3.52%	3.60%	—%	3.84%	3.67%

% of debt maturing	—%	—%	29.5%	34.4%	—%	36.1%	100.0%

(1)	See page 43 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

						Annualized Rent (1)
Property	Submarket	Paramount Ownership	Square Feet	% Leased (1)	% Occupied (1)	Amount	Per Square Foot (2)
As of December 31, 2018
New York:
1633 Broadway	West Side	100.0%	2,518,597	95.4%	95.4%	$174,341	$74.20
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,781,571	97.9%	97.9%	134,544	77.80
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	811,439	96.7%	81.2%	43,331	68.38
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	763,140	97.5%	95.8%	65,950	87.93
900 Third Avenue	East Side	100.0%	599,317	92.6%	91.6%	39,025	71.56
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	543,411	88.4%	85.5%	51,971	112.48
60 Wall Street	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28	(3)

Subtotal / Weighted average			8,642,958	96.5%	94.6%	582,762	71.94

PGRE’s share			6,827,207	96.0%	93.7%	486,864	77.14

Washington, D.C.:
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	100.0%	15,722	83.03
Liberty Place	East End	100.0%	174,090	95.8%	94.9%	14,338	86.49

Subtotal / Weighted average			365,045	98.0%	97.5%	30,060	84.62

PGRE’s share			365,045	98.0%	97.5%	30,060	84.62

San Francisco:
One Market Plaza	South Financial District	49.0%	1,583,336	99.0%	97.6%	120,288	77.09
One Front Street	North Financial District	100.0%	646,538	96.3%	96.3%	43,136	68.80
50 Beale Street	South Financial District	31.1%	666,495	99.7%	93.5%	38,156	61.68

Subtotal / Weighted average			2,896,369	98.5%	96.4%	201,580	71.84

PGRE’s share			1,629,653	98.0%	96.6%	113,944	71.94

Total / Weighted average			11,904,372	97.0%	95.1%	$814,402	$72.32

PGRE’s share			8,821,905	96.4%	94.4%	$630,868	$76.45

(1)	See page 43 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Represents “triple-net” rent.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2018		As of September 30, 2018		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	95.4%	95.4%	—%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	96.7%	96.7%	96.7%	96.7%	—%
31 West 52nd Street	100.0%	97.5%	97.5%	95.8%	95.8%	1.7%
900 Third Avenue	100.0%	92.6%	92.6%	95.5%	95.5%	(2.9%)
712 Fifth Avenue	50.0%	88.4%	88.4%	91.0%	91.0%	(2.6%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.5%	96.5%	96.7%	96.7%	(0.2%)

PGRE’s share		96.0%	96.0%	96.1%	96.1%	(0.1%)

Washington, D.C.:
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—%
Liberty Place	100.0%	95.8%	95.8%	95.8%	95.8%	—%

Weighted average		98.0%	98.0%	98.0%	98.0%	—%

PGRE’s share		98.0%	98.0%	98.0%	98.0%	—%

San Francisco:
One Market Plaza	49.0%	99.0%	99.0%	97.6%	97.6%	1.4%
One Front Street	100.0%	96.3%	96.3%	96.3%	96.3%	—%
50 Beale Street	31.1%	99.7%	99.7%	99.7%	99.7%	—%

Weighted average		98.5%	98.5%	97.8%	97.8%	0.7%

PGRE’s share		98.0%	98.0%	97.4%	97.4%	0.6%

Weighted average		97.0%	97.0%	97.0%	97.0%	—%

PGRE’s share		96.4%	96.4%	96.4%	96.4%	—%

(1)	See page 43 for our definition of this measure.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2018		As of December 31, 2017		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	95.4%	95.4%	—%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	96.7%	96.7%	80.9%	80.9%	15.8%
31 West 52nd Street	100.0%	97.5%	97.5%	78.0%	78.0%	19.5%
900 Third Avenue	100.0%	92.6%	92.6%	94.7%	94.7%	(2.1%)
712 Fifth Avenue	50.0%	88.4%	88.4%	95.1%	95.1%	(6.7%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.5%	96.5%	93.8%	93.8%	2.7%

PGRE’s share		96.0%	96.0%	92.4%	92.4%	3.6%

Washington, D.C.:
425 Eye Street (2)	100.0%	—%	—%	98.7%	—%	—%
2099 Pennsylvania Avenue (3)	100.0%	—%	—%	88.9%	—%	—%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—%
Liberty Place	100.0%	95.8%	95.8%	94.9%	94.9%	0.9%

Weighted average		98.0%	98.0%	96.1%	97.5%	0.5%

PGRE’s share		98.0%	98.0%	96.1%	97.5%	0.5%

San Francisco:
One Market Plaza	49.0%	99.0%	99.0%	97.7%	97.7%	1.3%
One Front Street	100.0%	96.3%	96.3%	99.3%	99.3%	(3.0%)
50 Beale Street	31.1%	99.7%	99.7%	82.6%	82.6%	17.1%

Weighted average		98.5%	98.5%	94.6%	94.6%	3.9%

PGRE’s share		98.0%	98.0%	96.4%	96.4%	1.6%

Weighted average		97.0%	97.0%	94.2%	94.1%	2.9%

PGRE’s share		96.4%	96.4%	93.5%	93.3%	3.1%

(1)	See page 43 for our definition of this measure.
(2)	Sold on September 27, 2018.
(3)	Sold on August 9, 2018.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

					PGRE’s Share of
	Property	Lease Expiration	Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet		Annualized Rent (1)		% of Annualized Rent
									Amount	Per Square Foot
Top 10 Tenants:
As of December 31, 2018
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020	497,418		497,418		5.6%		$32,505	$65.35	5.2%
Allianz Global Investors, LP	1633 Broadway	Jan-2031	320,911		320,911		3.6%		28,726	89.51	4.6%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023	312,679		312,679		3.5%		26,794	85.69	4.2%
Clifford Chance LLP	31 West 52nd Street	Jun-2024	328,992	(2)	328,992	(2)	3.7	%(2)	26,538	80.66	4.2%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	320,325		320,325		3.6%		25,537	79.72	4.0%
Morgan Stanley & Company	1633 Broadway	Mar-2032	260,829		260,829		3.0%		19,532	74.88	3.1%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029	293,888		293,888		3.3%		17,423	59.28	2.8%
First Republic Bank	One Front Street	Jun-2025	232,479		232,479		2.6%		15,647	67.31	2.5%
Showtime Networks, Inc.	1633 Broadway	Jan-2026	238,880		238,880		2.7%		14,852	62.17	2.4%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037	203,394		203,394		2.3%		14,680	72.18	2.3%

	PGRE’s Share of
	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
Industry Diversification:
As of December 31, 2018
Legal Services	1,864,548	22.5%	$145,232	23.0%
Financial Services - Commercial and Investment Banking	1,909,853	23.0%	140,420	22.3%
Technology and Media	1,618,203	19.5%	111,540	17.7%
Financial Services, all others	951,219	11.5%	82,802	13.1%
Insurance	554,680	6.7%	44,984	7.1%
Retail	190,010	2.3%	19,383	3.1%
Consumer Products	192,620	2.3%	14,876	2.4%
Travel & Leisure	203,575	2.5%	13,780	2.2%
Real Estate	171,683	2.1%	12,754	2.0%
Other	642,339	7.6%	45,097	7.1%

(1)	See page 43 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended December 31, 2018

Total square feet leased	213,269	112,121	—	101,148

PGRE’s share of total square feet leased:	143,622	108,355	—	35,267
Initial rent (2)	$93.40	$93.76	$—	$92.47
Weighted average lease term (in years)	3.3	2.5	—	5.4
Tenant improvements and leasing commissions:
Per square foot	$33.52	$25.85	$—	$53.29
Per square foot per annum	$10.15	$10.35	$—	$9.92
Percentage of initial rent	10.9%	11.0%	—	10.7%
Rent concessions:
Average free rent period (in months)	1.6	1.6	—	1.4
Average free rent period per annum (in months)	0.5	0.6	—	0.3

Second generation space: (2)
Square feet	118,752	93,916	—	24,836
GAAP basis:
Straight-line rent	$93.18	$93.02	$—	$93.66
Prior straight-line rent	$83.98	$88.68	$—	$69.68
Percentage increase	11.0%	4.9%	—	34.4%
Cash basis
Initial rent (2)	$92.10	$93.25	$—	$88.60
Prior escalated rent (2)	$89.52	$92.72	$—	$79.78
Percentage increase	2.9%	0.6%	—	11.1%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Year Ended December 31, 2018

Total square feet leased	1,014,101	576,037	26,381	411,683

PGRE’s share of total square feet leased:	766,509	555,969	26,381	184,159
Initial rent (2)	$84.44	$84.01	$76.15	$86.65
Weighted average lease term (in years)	9.1	10.0	11.1	6.2
Tenant improvements and leasing commissions:
Per square foot	$88.95	$95.13	$129.56	$66.44
Per square foot per annum	$9.77	$9.49	$11.69	$10.72
Percentage of initial rent	11.6%	11.3%	15.3%	12.4%
Rent concessions:
Average free rent period (in months)	7.3	8.9	10.1	2.3
Average free rent period per annum (in months)	0.8	0.9	0.9	0.4

Second generation space: (2)
Square feet	469,463	325,646	7,076	136,741
GAAP basis:
Straight-line rent	$86.25	$84.68	$—	$89.77
Prior straight-line rent	$76.19	$79.21	$—	$69.46
Percentage increase	13.2%	6.9%	—	29.3%
Cash basis:
Initial rent (2)	$87.45	$87.29	$—	$87.81
Prior escalated rent (2)	$77.20	$81.29	$—	$68.08
Percentage increase	13.3%	7.4%	—	29.0%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	10,459	8,362	$500	$50.83	0.1%

1Q 2019	244,117	184,922	15,813	85.46	2.5%
2Q 2019	64,131	59,870	3,552	60.00	0.6%
3Q 2019	89,319	85,670	6,811	77.94	1.1%
4Q 2019	150,743	129,020	11,516	89.33	1.8%

Total 2019	548,310	459,482	37,692	81.93	6.0%
2020	724,829	446,356	32,577	72.62	5.1%
2021	1,239,764	1,063,359	71,954	68.83	11.2%
2022	2,288,355	528,018	37,405	79.96	5.8%
2023	769,530	704,152	56,525	83.76	8.8%
2024	715,125	658,689	51,667	78.64	8.0%
2025	1,034,174	693,699	52,621	75.88	8.2%
2026	895,433	720,441	55,166	73.12	8.6%
2027	169,260	131,905	10,716	81.26	1.7%
2028	216,489	193,575	15,157	78.91	2.4%
Thereafter	2,906,375	2,872,731	220,824	76.63	34.1%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	2,700	2,700	$252	$95.38	0.1%

1Q 2019	163,548	115,688	11,337	97.77	2.3%
2Q 2019	11,752	10,176	585	61.70	0.1%
3Q 2019	84,341	81,725	6,473	77.57	1.3%
4Q 2019	105,790	102,017	9,703	95.23	2.0%

Total 2019	365,431	309,606	28,098	90.66	5.7%
2020	315,724	271,698	20,816	77.72	4.2%
2021	875,387	869,280	59,094	69.99	11.9%
2022	1,786,888	231,932	12,407	68.88	2.5%
2023	551,709	522,756	40,365	81.57	8.1%
2024	595,384	574,887	45,271	78.94	9.1%
2025	138,735	102,675	9,209	89.69	1.9%
2026	593,777	572,355	43,565	71.77	8.8%
2027	85,378	85,378	7,197	84.29	1.4%
2028	147,554	136,133	10,897	80.64	2.2%
Thereafter	2,862,762	2,857,778	219,860	76.69	44.1%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

		PGRE’s Share of
Year of Lease Expiration (2)	Total Square Feet of Expiring Leases	Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	—	—	$—	$—	—%

1Q 2019	29,066	29,066	2,251	77.43	7.5%
2Q 2019	—	—	—	—	—%
3Q 2019	3,478	3,478	304	87.30	1.0%
4Q 2019	2,461	2,461	210	85.49	0.7%

Total 2019	35,005	35,005	2,765	78.98	9.2%
2020	25,245	25,245	2,094	82.95	6.9%
2021	9,877	9,877	1,308	83.33	4.3%
2022	24,607	24,607	1,928	78.36	6.4%
2023	137,216	137,216	11,837	86.47	39.2%
2024	20,451	20,451	1,809	88.91	6.0%
2025	49,390	49,390	4,477	90.64	14.8%
2026	28,246	28,246	2,130	75.40	7.1%
2027	10,632	10,632	935	87.91	3.1%
2028	9,277	9,277	778	83.88	2.6%
Thereafter	1,566	1,566	128	81.89	0.4%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of Lease Expiration (2)	Square Feet of Expiring Leases	Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	7,759	5,662	$248	$39.78	0.2%

1Q 2019	51,503	40,168	2,225	55.63	1.9%
2Q 2019	52,379	49,694	2,967	59.70	2.6%
3Q 2019	1,500	467	34	72.00	0.0%
4Q 2019	42,492	24,542	1,603	65.31	1.4%

Total 2019	147,874	114,871	6,829	59.53	5.9%
2020	383,860	149,413	9,667	61.65	8.4%
2021	354,500	184,202	11,552	62.78	10.0%
2022	476,860	271,479	23,070	85.08	20.1%
2023	80,605	44,180	4,323	97.28	3.7%
2024	99,290	63,351	4,587	72.55	4.0%
2025	846,049	541,634	38,935	71.91	33.7%
2026	273,410	119,840	9,471	79.00	8.2%
2027	73,250	35,895	2,584	72.07	2.2%
2028	59,658	48,165	3,482	73.04	2.9%
Thereafter	42,047	13,387	836	62.48	0.7%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended December 31, 2018
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$5,125	$4,424	$192	$456	$53
Second generation tenant improvements	36,094	30,747	235	5,112	—
Second generation leasing commissions	9,933	7,041	93	2,799	—
First generation leasing costs and capital expenditures	1,797	347	93	1,357	—

Total Capital Expenditures	$52,949	$42,559	$613	$9,724	$53

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$4,284	$4,284	$—	$—	$—
One Market Plaza	966	—	—	966	—
Other	3,747	3,088	—	659	—

Total Redevelopment Expenditures	$8,997	$7,372	$—	$1,625	$—

	Three Months Ended December 31, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$8,623	$6,536	$542	$1,367	$178
Second generation tenant improvements	7,502	2,971	—	4,531	—
Second generation leasing commissions	3,242	1,700	15	1,527	—
First generation leasing costs and capital expenditures	7,094	5,123	1,252	719	—

Total Capital Expenditures	$26,461	$16,330	$1,809	$8,144	$178

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$4,331	$4,331	$—	$—	$—
One Market Plaza	1,304	—	—	1,304	—
Other	1,906	624	927	355	—

Total Redevelopment Expenditures	$7,541	$4,955	$927	$1,659	$—

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Year Ended December 31, 2018
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$14,181	$11,520	$842	$1,444	$375
Second generation tenant improvements	84,112	73,072	358	10,682	—
Second generation leasing commissions	25,283	16,657	1,161	7,465	—
First generation leasing costs and capital expenditures	9,868	2,203	2,839	4,826	—

Total Capital Expenditures	$133,444	$103,452	$5,200	$24,417	$375

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$20,202	$20,202	$—	$—	$—
One Market Plaza	4,343	—	—	4,343	—
Other	5,249	4,240	—	1,009	—

Total Redevelopment Expenditures	$29,794	$24,442	$—	$5,352	$—

	Year Ended December 31, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$19,038	$13,448	$1,792	$3,268	$530
Second generation tenant improvements	34,373	23,730	4	10,639	—
Second generation leasing commissions	16,344	7,747	15	8,582	—
First generation leasing costs and capital expenditures	26,586	17,155	5,117	4,314	—

Total Capital Expenditures	$96,341	$62,080	$6,928	$26,803	$530

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$5,461	$5,461	$—	$—	$—
One Market Plaza	5,409	—	—	5,409	—
Residential Development Fund	2,896	—	—	—	2,896
Other	4,241	2,776	927	538	—

Total Redevelopment Expenditures	$18,007	$8,237	$927	$5,947	$2,896

(1)	See page 43 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, net, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income, lease termination income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, bad debt expense and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.